Supplement to:

CALVERT SOCIAL INVESTMENT FUND (“CSIF”)
CSIF Balanced, CSIF Equity, CSIF Enhanced Equity and CSIF Bond Portfolios

CALVERT SOCIAL INDEX SERIES, INC.
Calvert Social Index Fund

CALVERT IMPACT FUND, INC.
Calvert Large Cap Growth Fund

CALVERT WORLD VALUES FUND, INC. (“CWVF”)
Calvert Capital Accumulation Fund and CWVF International Equity Fund

THE CALVERT FUND
Calvert Income Fund and Calvert New Vision Small Cap Fund

Prospectuses (Class A, Class B, Class C and Class Y) dated January 31, 2009

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME
Calvert First Government Money Market Fund

Prospectus (Class O, Class B and Class C) dated April 30, 2009

Date of Supplement: December 14, 2009

IMPORTANT NOTICE TO INVESTORS IN CLASS B SHARES

At meetings of the Boards of Directors/Trustees of Calvert Social Investment Fund, Calvert Social Index Series, Inc., Calvert Impact Fund, Inc., Calvert World Values Fund, Inc., The Calvert Fund, and First Variable Rate Fund for Government Income on December 8 and 9, 2009, each Board approved closing the Class B shares of its affected Calvert Fund(s) to new purchases from new or existing investors.

Effective as of the close of business (4 p.m. ET) on February 26, 2010 (the “Close Time”), Class B shares of the Calvert Funds referenced above (each a “Fund”) will no longer be offered for purchase, except through reinvestment of dividends and/or distributions and through exchanges, as described below.

After the Close Time:

Initial or additional purchase requests for a Fund’s Class B shares received after the Close Time will be rejected, unless they relate to reinvestment of dividends and/or capital gain distributions by existing Class B shareholders, or exchanges from existing accounts in Class B shares of other Funds.

Shareholders who invest in Class B shares of a Fund prior to the Close Time may continue to hold their shares until they automatically convert to Class A shares (Class O shares for Calvert First Government Money Market Fund) under the existing conversion schedule set forth in the Fund’s Prospectus under “Choosing a Share Class” with respect to Class B shares. Shareholders may redeem their Class B shares as described in the Fund’s Prospectus. Please note: payment of a contingent deferred sales charge may be required.

Class B shareholders may continue to reinvest dividends and/or capital gain distributions into their Class B accounts in accordance with existing policies described in each Fund’s Prospectus. Class B shareholders of a Fund may also continue to exchange their shares for Class B shares of other Funds as permitted by existing exchange privileges.

Shareholders with automatic investment plans into Class B shares of a Fund will no longer be able to make automatic investments into Class B shares. Investors also will no longer be able to invest in Class B shares of a Fund through 401(k) plans. Shareholders and investors participating in automatic investment plans or 401(k) plans should consult their financial advisors or plan sponsors, as applicable, to make appropriate adjustments to any automatic investment plan or 401(k) plan arrangements in effect with respect to closed Class B shares of a Fund.

Because the number of Class B shares of a Fund will decrease over time, Calvert Asset Management Company, Inc. (“Calvert”) has voluntarily agreed to limit total net expenses for Class B of each Fund to the net Class B expense rate of the respective Fund in effect as of February 28, 2010, exclusive of Acquired Funds Fees and Expenses, performance fee adjustments and/or voluntary reimbursements, if applicable, until the Class B shares of the Fund automatically convert to Class A (Class O, for Calvert First Government Money Market Fund) as specified in the Fund’s Prospectus.

For Class B shares of a Fund outstanding as of the Close Time, all other features of Class B shares, as described in the Fund’s Prospectus, including contingent deferred sales charge schedules, Rule 12b-1 distribution and service fees, and conversion features, will remain unchanged and will continue in effect after the Close Time.

Accordingly, effective as of the Close Time, each Fund’s Prospectus is revised by eliminating all references to the ability to purchase Class B shares of the Fund, except by existing investors and only through reinvestment of dividends and/or capital gain distributions and through exchanges.